Phoenix Rising Dividends Fund,

a series of Phoenix Asset Trust

Supplement dated September 14, 2007 to the Prospectus

and Statement of Additional Information dated May 1, 2007

Important Notice to Investors of Phoenix Rising Dividends Fund

The Board of Trustees of the Phoenix Asset Trust (the “Board”), on behalf of the Phoenix Rising Dividends Fund, has unanimously approved the merger of the Phoenix Rising Dividends Fund with and into the Phoenix Growth & Income Fund, a series of the Phoenix Equity Series Fund. The merger will be conducted without a shareholder vote pursuant to each fund’s Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Phoenix Rising Dividends Fund will transfer all or substantially all of its assets to the Phoenix Growth & Income Fund in exchange for shares of the Phoenix Growth & Income Fund and the assumption by the Phoenix Growth & Income Fund of all liabilities of the Phoenix Rising Dividends Fund. Following the exchange, the Phoenix Rising Dividends Fund will distribute the shares of the Phoenix Growth & Income Fund to its shareholders pro rata, in liquidation of the Phoenix Rising Dividends Fund.

The merger will be effective on or about November 16, 2007.

Effective at 4:00 PM on November 15, 2007, the Phoenix Rising Dividends Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Phoenix Growth & Income Fund, will be distributed to shareholders of the Phoenix Rising Dividends Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 1718/RDF Merger (09/07)